UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 7, 2006

Associated Banc-Corp
(Exact name of registrant as specified in its chapter)
Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin		54304
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code		920-491-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 6, 2006, Associated Banc-Corp issued a news release related to its accelerated stock repurchase agreement for 2 million shares. The Company’s news release is filed herewith as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: November 7, 2006		By: /s/ Brian R. Bodager
Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary

*Print name and title of the signing officer under his signature

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99 News Release of Associated Banc-Corp dated November 6, 2006